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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement of Form S-1 (File No. 333-28987) of our reports dated June 30, 1997 on our audits of the financial statements and financial statement schedule of Aehr Test Systems and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.


San Jose, California
August 8, 1997